B1

AWARD/CONTRACT	1. This Contract Is A Rated Order Under DPAS (15 CFR 350) ▶	Rating DOAS	Page 1 Of 30 Pages

2. Contract (Proc. Inst. Ident.) No.	3. Effective Date	4. Requisition/Purchase Request/Project No.
W52H09-09-D-0128	2009MAR24	SEE SCHEDULE

5. Issued By Code W52H09	6. Administered By (If Other Than Item 5) Code S4402A
TACOM-ROCK ISLAND AMSTA-LC-GLK-A KEVIN GILMORE (309)782-3558 ROCK ISLAND IL 61299-7630	DCMA, TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843
e-mail address: KEVIN.GILMORE@US.ARMY.MIL	SCD B PAS NONE ADP PT HQ0339

7. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)	8. Delivery
OPTEX SYSTEMS INC. 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2439 TYPE BUSINESS: Other Small Business Performing in U.S.	☐ FOB Origin ☒ Other (See Below) 9. Discount For Prompt Payment 10. Submit Invoices (4 Copies Unless Otherwise Specified) To The Address Shown In: ▶ Item 12
Code 0BK64 Facility Code	

11. Ship To/Mark For Code	12. Payment Will Be Made By Code HQ0339
SEE SCHEDULE	DFAS-COLUMBUS CENTER DFAS CO-WEST ENTITLEMENT OPERATIONS P.O. BOX 182381 COLUMBUS, OH 43218-2381 PHONE: 1-800-756-4571 Payment will be made by Electronic Funds Transfer

13. Authority For Using Other Than Full And Open Competition:	14. Accounting And Appropriation Data
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )	

15A. Item No.	15B. Supplies/Services	15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount
SEE SCHEDULE	CONTRACT TYPE: Firm-Fixed-Price	KIND OF CONTRACT: Supply Contracts and Priced Orders			
Contract Expiration Date: 2012MAR30		15G. Total Amount Of Contract →			$0.00

16. Table Of Contents

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. ☐ Contractor's Negotiated Agreement	18. ☒ Award
(Contractor is required to sign this document and return ______ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)	(Contractor is not required to sign this document.) Your offer on Solicitation Number W52H0908R0274, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)	20A. Name Of Contracting Officer
	BRIAN W. SCHMIDT BRIAN.W.SCHMIDT@US.ARMY.MIL (309)782-0988

19B. Name of Contractor	19c. Date Signed	20B. United States Of America	20C. Date Signed
By ______ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2009MAR24

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is usable

Standard Form 26 (Rev. 12/2002)
Prescribed By GSA - FAR (48 CFR) 53.214(a)

B2

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

1. THIS AWARD IS AWARDED MADE TO OPTEX SYSTEM INC FOR A THREE YEAR IDIQ, DELIVERY ORDER FOR THE GUARANTEED MINIMUM QUANTITY WILL BE ISSUED CONCURRENTLY WITH THIS AWARD, THE GOVERNMENT SHALL HAVE NO FURTHER OBLIGATION TO PLACE ANY FURTHER ORDERS FOR THE FOLLOWING BEI ITEM:

CLIN	NOUN	NSN	P/N
0001AA	PERICSOPE, ARMORED	1240-01-319-8995	12357792

2. DELIVERY IS FOB DESTINATION. DELIVERY SCHEDULE IS SET FORTH IN SECTION B. EARLY DELIVERIES ARE AUTHORIZED AT NO ADDITIONAL COST THE GOVERNMENT.

3. THERE IS NO FIRST ARTICLE TEST REQUIREMENT FOR THIS AWARD.

4. ALL OTHER TERMS AND CONDITIONS FROM SOLICITATION W52H0908R0274 AND OFFER DATED JANUARY 28, 2009 ARE INCORPORATED HEREIN.

*** END OF NARRATIVE A0004 ***

	Regulatory Cite	Title	Date
A-1	52.246-4500 TACOM LCMC (RI)	WIDE AREA WORKFLOW-RECEIPT ACCEPTANCE (WAWF-RA)	OCT/2007

(a) To comply with the clauses at 252.246-7000, "Material Inspection and Receiving Report", and at 252.232-7003, Electronic Submissic of Payment Requests, TACOM LCMC (Rock Island) uses the WAWF-RA Program. Receipts on this order will be processed via WAWF. The contractor is required to register and use WAWF at https://wawf.eb.mil.

(b) When prompted to send additional email notifications, add tami.lord@us.army.mil.

(c) You may use this link for assistance in completing the WAWF documentation:
http://www.dfas.mil/contractorpay/electroniccommerce/ECToolBox/CreateCIRR.swf

(d) Other WAWF training is available from the WAWF main web site, or directly at: http://www.wawftraining.com

(AS6510) (End of clause)

A-2	52.201-4501 TACOM LCMC (RI)	NOTICE ABOUT TACOM LCMC (RI) OMBUDSMAN	MAY/2007

a. We have an Ombudsman Office here at TACOM LCMC (Rock Island). Its purpose is to open another channel of communication with TACOM LCMC (RI) Contractors.

b. If you think that this solicitation:

(1) has inappropriate requirements; or

(2) needs streamlining; or

(3) should be changed, you should first contact the buyer or the (Procurement) Contracting Officer (PCO).

c. The buyer's name, phone number and address are on the cover page of this solicitation.

d. If the buyer or PCO doesn't respond to the problem to your satisfaction, or if you want to make comments anonymously, you can contact the Ombudsman Office. The address and phone number are:

U.S. Army TACOM LCMC (Rock Island)
ATTN: AMSTA-AQ-AR (OMBUDSMAN)
1 Rock Island Arsenal
Rock Island IL 61299-7630
Phone: (309) 782-3224

Ɒ>

Electronic Mail Address: ROCK-OMBUDSMAN@conus.army.mil

e. If you contact the Ombudsman, please provide the following information:

(1) TACOM LCMC (RI) solicitation number;

(2) Name of PCO;

(3) Problem description;

A-3 52.204-4505 TACOM LCMC (RI) DISCLOSURE OF UNIT PRICE INFORMATION FEB/2003

This constitutes notification pursuant to Executive Order 12600, Pre-Disclosure Notification Procedures for Confidential Commercial Information (June 23, 1987), of our intention to release unit prices of the awardee in response to any request under the Freedom of Information Act, 5 U.S.C. 552. Unit price is defined as the contract price per unit or item purchased. We consider any objection to waived unless the Contracting Officer is notified of your objection to such release prior to submission of initial proposals.

(AS7909) (End of Clause)

A-4 52.204-4506 TACOM LCMC (RI) PUBLIC ACTIVITY INVOLVEMENT FEB/2003

Subcontract opportunities under this solicitation and any resulting contracts are open to competition between Department of Defense activities and private firms. In addition, Army Industrial Facilities are available to sell manufactured articles or to perform work such Facilities on behalf of Offerors, in certain circumstances and as permitted by law. Rock Island Arsenal, Watervliet Arsenal, Anniston Army Depot, Sierra Army Depot, and Red River Army Depot have expressed interest in securing subcontracting opportunities unde this RFP. For information related to the capabilities of these facilities, and Points of Contact, see https://triext.ria.army.mil/ibo/index.html

(AS7005) (End of Clause)

A-5 52.210-4516 TACOM LCMC (RI) COMMERCIAL EQUIVALENT ITEM(S) JUN/1998

The Government has a preference to satisfy its needs through the acquisition of commercial items. If you know of any commercial equivalent item(s) for those listed in this solicitation, please contact the contracting office. Information provided will be considered for future procurements.

(AS7003) (End of Provision)

A-6 52.211-4506 TACOM LCMC (RI) INSTRUCTIONS REGARDING SUBSTITUTIONS FOR MILITARY AND FEDERAL SPECIFICATIONS AND STANDARDS DEC/1997

(a) Section I of this document contains DFARS clause 252.211-7005, Substitutions for Military Specifications and Standards, which allc bidders/quoters/offerors to propose Management Council approved Single Process Initiatives (SPIs) in their bids/quotes/offers, in lieu of military or Federal specifications and standards cited in this solicitation.

(b) An offeror proposing to use an SPI process under this solicitation shall identify the following for each proposed SPI as required DFARS 252.211-7005 contained in Section I:

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128 MOD/AMD	Page 4 of 30

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SPI PROCESS:	FACILITY:	MILITARY OR FEDERAL SPEC OR STANDARD:	AFFECTED CONTRACT LINE ITEM #, SUBLINE ITEM #, COMPONENT OR ELEMENT:
________________	____________________	________________	_______________
________________	____________________	________________	_______________
________________	____________________	________________	_______________
________________	____________________	________________	_______________

(c) An offeror proposing to use an SPI process under this solicitation shall also provide a copy of the Department of Defense acceptan for each SPI process proposed.

(d) In the event an offeror does not identify any SPI in paragraph (b) above, the Government shall conclude that the bidder/quoter/offeror submits its bid/quote/proposal in accordance with the requirements of this solicitation.

(e) The price that is provided by the offeror in the Schedule in Section B will be considered as follows:

(1) If an SPI is identified in paragraph (b) above, the Government will presume that the price is predicated on the use of the proposed SPI.

(2) If there is no SPI identified in paragraph (b) above, the Government will presume the price is predicated on the requirements stated in the solicitation.

(f) Bidders/quoters/offerors are cautioned that there is always the possibility that the Government could make a determination at the Head of the Contracting (HCA)/Program Executive Officer (PEO) level that the proposed SPI is not acceptable for this procurement. If such a determination is made, and the bid/quote/offer only identifies a price predicated on use of proposed SPI, the bid/quote/offer will be determined nonresponsive. Bidders/quoters/offerors who propose SPI processes are encouraged to provide a price below to reflec their price for the item manufactured in accordance with the requirements as stated in this solicitation to preclude possibly being determined nonresponsive:

CLIN ____________________ PRICE $_______________
CLIN ____________________ PRICE $_______________
CLIN ____________________ PRICE $_______________
CLIN ____________________ PRICE $_______________

(AS7008) (End of Provision)

A-7 52.215-4503 TACOM LCMC (RI) NOTICE TO OFFERORS - ELECTRONIC BID/OFFER RESPONSE REQUIRED JUL/2008

1. TACOM LCMC (RI) has established the capability to receive bids, proposals, and quotes electronically. A hotlink from the TACC LCMC (RI) Solicitation Page has been activated to fully automate the response process (see https://aais.ria.army.mil/aais/SOLINFO/index.htm). To ensure that your bid, proposal, or quote is considered for award, your response to a solicitation can not include a bid, proposal or quote for any other solicitation. Each bid, proposal, quote responding to a solicitation must be individually submitted; i.e., one solicitation, one electronic submission for that particular solicitation. See paragraph 4 below.

2. Proposals submitted electronically that cannot be printed in their entirety may not be considered. The government must be able to replicate the electronic version in to a printed format. Electronic comments, text boxes or stamps that cannot be printed may be ignored by the Government and may even render an offer non-responsive. For details of electronic file formats acceptable to the government see: https://aais.ria.army.mil/aais/SOLINFO/electronic_bid_offer_clause.html

3. IMPORTANT: Bids/proposals/quotes in response to this solicitation are REQUIRED to be submitted in electronic format to the We site above. Hard copy and facsimile (datafax) bids/offers/quotes WILL NOT BE ACCEPTED.

NOTE: TACOM LCMC (RI) IS NOT CURRENTLY USING THE ASFI BID/OFFER SUBMISSION PROCESS FOR WHOLESALE CONTRACTING; THUS, ANY BIDS/PROPOSALS/QUOTES RELATED TO THIS SOLICITATION THAT ARE SUBMITTED THROUGH THE ARMY SINGLE FACE TO INDUSTRY (ASFI) BID RESPONSE SYSTEM (BRS) WILL NOT BE ACCEPTED.

4. Your attention is drawn to the following clauses in Section L of this solicitation for instructions and additional informatio

LS7011, Electronic Bids/Offers - TACOM LCMC (RI)
(TACOM LCMC (RI) 52.215-4510)

LS7013, Electronic Award Notice - TACOM LCMC (RI)
(TACOM LCMC (RI) 52.215-4511)

5. Do NOT combine bids, proposals or quotes from different solicitations into the same, single electronic submission. If a combined response is submitted, only the data pertinent to the first solicitation number in such a combined response will be used and all other data for any other procurement action will be totally disregarded.

A-8 52.233-4503 TACOM LCMC (RI) AMC-LEVEL PROTEST PROGRAM JUL/2007

If you have complaints about this procurement, it is preferable that you first attempt to resolve those concerns with the responsible Contracting Officer. However, you can also protest to Headquarters, AMC. The HQ, AMC-Level Protest Program is intended to encourage interested parties to seek resolution of their concerns within AMC as an Alternative Dispute Resolution forum, rather than filing a protest with General Accounting Office or other external forum. Contract award or performance is suspended during the protest to the same extent, and within the same time periods, as if filed at the GAO. The AMC protest decision goal is to resolve protests within 20 working days from filing. To be timely, protests must be filed within the periods specified in FAR 33.103. Send protests (other than protests to the Contracting Officer) to:

HQ, Army Materiel Command
Office of Command Counsel
ATTN: AMCCC-PL
9301 Chapek Rd 2-1SE3401
Fort Belvoir VA 22060-5527

Facsimile number (703) 806-8866/8875
Voice Number (703) 806-8762

Packages sent by FedEx or UPS should be addressed to:

HQ Army Materiel Command
Office of Command Counsel
Room 2-1SE3401
1412 Jackson Loop
Ft. Belvoir, VA 22060-5527

The AMC-level protest procedures are found at:

http://www.amc.army.mil/amc/command_counsel/protestlink.htm

If Internet access is not available, contact the Contracting Officer or HQ, AMC Office of Command Counsel at (703) 806-8762 to obtain the AMC-Level Protest Procedures.

A-9 52.243-4510 TACOM LCMC (RI) DIRECT VENDOR DELIVERY JAN/1999

In accordance with the Changes Clause of this contract, the Contractor may be called upon to ship directly to the user, in lieu of the destination in the Schedule, to satisfy urgent or backorder situations. In such instances the Contractor may be directed to use best commercial packaging. The Contractor may also be called upon to ship the item to the new destination within 24 hours of the required delivery date as specified in the Schedule. Please provide your POC, electronic mail address and commercial phone number including ar code for this effort below:____________________

(AS7012) (End of Clause)

A-10 52.245-4500 TACOM LCMC (RI) NOTICE OF DEMILITARIZATION AND TRADE SECURITY CONTROLS CONSIDERATION REQUIREMENT OCT/2006

B6

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

This solicitation and any resulting contract are subject to the "Demilitarization and Trade Security Controls Requirements and Procedures" clause, HS7144, contained in Section H of this document.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128 MOD/AMD	Page 7 of 30

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	PRODUCTION QUANTITY NOUN: M17-NSN 6650-01-317-9138 FSCM: 6650 PART NR: 12357918 SECURITY CLASS: Unclassified Description/Specs./Work Statement TOP DRAWING NR: 12357918 DATE: 31-OCT-2007 Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI -P12357918, REV E, DATED 19 FEB 02 LEVEL PRESERVATION: Military LEVEL PACKING: B Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
0002	PRODUCTION QUANTITY NOUN: M27-NSN 1240-01-319-8995 FSCM: 1240 PART NR: 12357792 SECURITY CLASS: Unclassified Description/Specs./Work Statement TOP DRAWING NR: 12357792 DATE: 01-NOV-2007 Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI-P12357792,REV C, DATED 19 FEB 02 LEVEL PRESERVATION: Military LEVEL PACKING: B Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
0003	PRODUCTION QUANTITY NOUN: 15 DEG - 6650-01-317-9139 FSCM: 6650 PART NR: 12357908				

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECURITY CLASS: Unclassified				
	Description/Specs./Work Statement TOP DRAWING NR: 12357908 DATE: 31-OCT-2007				
	Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI-P12357908, REV B, DATED 19 FEB02 LEVEL PRESERVATION: Military LEVEL PACKING: B				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
0004	PRODUCTION QUANTITY NOUN: 20 DEG NSN 1240-01-319-8994 FSCM: 1240 PART NR: 12357909 SECURITY CLASS: Unclassified				
	Description/Specs./Work Statement TOP DRAWING NR: 12357909 DATE: 31-OCT-2007				
	Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI-P12357909, REV B, DATED 19 FEB 02 LEVEL PRESERVATION: Military LEVEL PACKING: B				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
0005	PRODUCTION QUANTITY NOUN: M45 - NSN 6650-01-418-6658 FSCM: 6650 PART NR: 12370033 SECURITY CLASS: Unclassified				
	Description/Specs./Work Statement TOP DRAWING NR: 12370033 DATE: 29-OCT-2007				

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128 MOD/AMD	Page 9 of 30

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI-P1237003, REV B, DATED 19 FEB 02 LEVEL PRESERVATION: Military LEVEL PACKING: B				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
0006	PRODUCTION QUANTITY NOUN: SHOR COM NSN 1240-01-319-5339 FSCM: 1240 PART NR: 12357840 SECURITY CLASS: Unclassified				
	Description/Specs./Work Statement TOP DRAWING NR: 12357840 DATE: 07-NOV-2007				
	Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI-P12357840, REV E, NOT DATED LEVEL PRESERVATION: Military LEVEL PACKING: B				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
0007	PRODUCTION QUANTITY NOUN: TALL COM NSN 1240-01-319-5340 FSCM: 1240 PART NR: 12357841 SECURITY CLASS: Unclassified				
	Description/Specs./Work Statement TOP DRAWING NR: 12357841 DATE: 07-NOV-2007				
	Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI-P12357841, REV D, NOT DATED LEVEL PRESERVATION: Military LEVEL PACKING: B				
	Inspection and Acceptance				

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	INSPECTION: Origin ACCEPTANCE: Origin				
0008	PRODUCTION QUANTITY NOUN: LON DRIV NSN 6650-01-320-5628 FSCM: 6650 PART NR: 12357848 SECURITY CLASS: Unclassified Description/Specs./Work Statement TOP DRAWING NR: 12357848 DATE: 01-NOV-2007 Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI-P12357848, REV D, DATED 10 APR 03 LEVEL PRESERVATION: Military LEVEL PACKING: B Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
0009	CONTRACT DATA REQUIREMENTS LIST (CDRL) NOUN: CDRL SECURITY CLASS: Unclassified Contractor will prepare and deliver the data in accordance with the requirements, quantities and schedules set forth in the Contract Data Requirements Lists (DD Form 1423), Exhibit A. It is required that data items be delivered using electronic media. Refer to the DD Form 1423 for more specific electronic delivery information. A DD250 IS NOT REQUIRED (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination			$ ** NSP **	$ ** NSP **

B11

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

	Regulatory Cite	Title	Date
C-1	52.210-4501 TACOM LCMC (RI)	DRAWINGS/SPECIFICATIONS	MAR/1988

In addition to the drawing(s) and/or specifications listed below, other documents which are part of this procurement and which apply to Preservation/Packaging/Packing and Inspection and Acceptance are contained elsewhere.

The following drawing(s) and specifications are applicable to this procurement.

Drawings and Specifications in accordance with enclosed Technical Data Package Listing - SEE BELOW - with revisions in effect as of SEE BELOW (except as follows):

1. TDPL: 12370033:19207 - 29 OCT 2007 Periscope, M45 NSN:6650-01-418-6658

To all drawings and associated documents without a distribution statement, add distribution C.

10940477, CHANGE NOTE 1: TO READ:
"SILICONE RUBBER, M3GE503A19B37C12F19, FABRICATE IN ACCORDANCE WITH ASTM-D2000."

2. TDPL: 12357840:19207 - 7 NOV 2007 Periscope Assy/Comdr Side NSN: 1240-01-319-5339

To all drawings and associated documents without a distribution statement, add distribution C.

SPI 12357840:
-Delete NSN:1240-01-319-5330 and Add NSN:1240-01-319-5339.

3. TDPL: 12357841:19207 - 7 NOV 2007 Periscope Assy/Cmdr Front NSN: 1240-01-319-5340

To all drawings and associated documents without a distribution statement, add distribution C.

4. TDPL: 12357848:19207 - 1 NOV 2007 Periscope Assy/Drivers Unity NSN: 6650-01-320-5628

To all drawings and associated documents without a distribution statement, add distribution C.

TDPL:

Document	Delete	Substitute	Add
ECP D3T3005	X	-	-

4. TDPL: 12357918:19207 - 31 OCT 2007 Periscope, Tank M17E4 NSN: 6650-01-317-9138

To all drawings and associated documents without a distribution statement, add distribution C.

7674952:
-Delete P-L-391 and Replace with L-P-391.

12357793, 7043539, and 7048694:
-Delete MIL-C-46168 and Replace with MIL-DTL-53039.

5. TDPL: 12357909:19207 - 31 OCT 2007 Periscope 20 Degree Uplock NSN: 1240-01-319-8994

To all drawings and associated documents without a distribution statement, add distribution C.

QS12357909:
-Delete MIL-P-63420 and Replace with MIL-DTL-62420.

6. TDPL: 12357792:19207 - 01 NOV 2007 Periscope, Tank M27E4 NSN: 1240-01-319-8995

To all drawings and associated documents without a distribution statement, add distribution C.

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION D - PACKAGING AND MARKING

	Regulatory Cite	Title	Date
D-1	52.211-4501 TACOM LCMC (RI)	PACKAGING REQUIREMENTS (SPECIAL PACKAGING INSTRUCTIONS)	DEC/2007

A. Military preservation, packing, and marking for the item identified above shall be accomplished in accordance with the specific requirements identified below, all the applicable requirements of, MIL-STD-2073-1, Revision D, Date 15 Dec 99 including Notice 1, date 10 May 02 and the Special Packaging Instruction (SPI) contained in the TDP.

PRESERVATION: MILITARY
LEVEL OF PACKING: -B-
QUANTITY PER UNIT PACKAGE: -001-
SPI NUMBER-P1257841 REV D, NOT DATED; P12357848, REV D, DATED 10 APR 03; P12357918, REV E, DATED 19 FEB 02; P12370033, REV B, DATED 19 FEB 02; P12357840, REV E, NOT DATED; P12357909, REV B, DAT 19 FEB 02; P12357792, REV C, DATED 19 FEB 02; P12357850, REV C, DATED 19 FEB 02

B. Unitization: Shipments of identical items going to the same destination shall be palletized if they have a total cubic displaceme of 50 cubic feet or more unless skids or other forklift handling features are included on the containers. Pallet loads must be stable and to the greatest extent possible, provide a level top for ease of stacking. A palletized load shall be of a size to allow for placement of two loads high and wide in a conveyance. The weight capacity of the pallet must be adequate for the load. The pallet shall be a 40 x 48 inch, 4-way entry pallet although variations may be permitted as dictated by the characteristics of the items being unitized. The load shall be contained in a manner that will permit safe handling during shipment and storage.

C. Marking: In addition to any special markings called out on the SPI;

C.1. All unit packages, intermediate packs, exterior shipping containers, and, as applicable, unitized loads shall be marked in accordance with MIL-STD-129, Revision P, Change Notice 4, dated 19 Sep 2007 including bar coding and a MSL label. The contractor is responsible for application of special markings as discussed in the Military Standard regardless of whether specified in the contract not. Special markings include, but are not limited to, Shelf-life markings, structural markings, and transportation special handling markings. The marking of pilferable and sensitive materiel will not identify the nature of the materiel. Passive RFID tagging is required in all contracts that contain DFARS clause 252.211-7006. Contractors must check the solicitation and/or contract for this clause. For details and most recent information, see http://www.acq.osd.mil/log/rfid/index.htm for the current DoD Suppliers Passive RFID Information Guide and Supplier Implementation Plan. If the item has Unique Item Identifier (UII) markings then the concatenated U needs to be 2D bar coded and applied on the unit package, intermediate and exterior containers, and the palletized unit load.

D. Heat Treatment and Marking of Wood Packaging Materials: All non-manufactured wood used in packaging shall be heat treated to a cor temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. T box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure tractability to the original source of heat treatment. Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard. Boxes/pallets and any wood used as inner packaging made of non-manufactured wood shall be heat-treated. The quality mark shall be plac on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet. Foreign manufacturers shall ha the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organizations compliance program. In addition, wood used as dunnage for blocking and bracing, to include ISO containers, shall be ordered with ALSC certified marking for dunnage or the markings may be applied locally at two foot intervals.

E. This SPI has been validated and the method of preservation/packing has proven successful in meeting the needs of the military distribution system, including indeterminate storage and shipment throughout the world. Special instructions and/or tailoring of the SPI is detailed in the Supplemental Instructions below. A prototype package is required to validate the sizes and fit requirements of the SPI. Minor dimensional and size changes are acceptable provided contractor provides the PCO and ACO with notification 60 days pri to delivery. Any design changes or changes in the method of preservation that provide a cost savings without degrading the method of preservation or packing or affecting the serviceability of the item will be considered and responded to within 10 days of submission t PCO and ACO. Government reserves the right to require testing to validate alternate industrial preservation methods, materials, alternate blocking, bracing, cushioning, and packing.

F. Hazardous Materials (as applicable):

F.1..Hazardous Materials is defined as a substance, or waste which has been determined by the Secretary of Transportation to be capabl of posing an unreasonable risk to health, safety, and property when transported in commerce and which has been so designated. (This includes all items listed as hazardous in Titles 29, 40 and 49 CFR and other applicable modal regulations effective at the time of shipment.)

F.2. Unless otherwise specified, packaging and marking for hazardous material shall comply with the requirements for the mode of

transport and the applicable performance packaging contained in the following documents:
--International Air Transport Association (IATA) Dangerous Goods Regulations
--International Maritime Dangerous Goods Code (IMDG)
--Code of Federal Regulations (CFR) Title 29, Title 40 and Title 49
--Joint Service Regulation AFJMAN24-204/TM38-250/NAVSUPPUB 505/MCO P4030.19/DLAM 4145.3 (for military air shipments).

F.3. If the shipment originates from outside the continental United States, the shipment shall be prepared in accordance with the Unit Nations Recommendations on the Transport of Dangerous Goods in a manner acceptable to the Competent Authority of the nation of origin and in accordance with regulations of all applicable carriers.

F.4. When applicable, a Product Material Safety Data Sheets (MSDS) is required to be included with every unit pack and intermediate container and shall be included with the packing list inside the sealed pouch attached to the outside of the package.

G. SUPPLEMENTAL INSTRUCTIONS: -NA-

(DS6419) (End of Clause)

B 14

SECTION E - INSPECTION AND ACCEPTANCE

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically a these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Regulatory Cite	Title	Date
E-1	52.246-2	INSPECTION OF SUPPLIES--FIXED-PRICE	AUG/1996
E-2	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984
E-3	52.246-11	HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT	FEB/1999

The Contractor shall comply with the higher-level quality standard selected below.

Title	Number	Date
Quality Management Systems-Requirements	ISO 9001:2000	13 Dec 00

Tailored by excluding paragraphs 7.3, 7.4, 7.5.1, and 7.5.2

(End of Clause)

E-4	52.209-4512 TACOM LCMC (RI)	FIRST ARTICLE TEST (CONTRACTOR TESTING)	MAR/2008

a. The first article shall be examined and tested in accordance with contract requirements, the item specification(s), Quality Assuranc Provisions (QAPs) and all drawings listed in the Technical Data Package.

b. The first article shall be representative of items to be manufactured using the same processes and procedures and at the same facility as contract production. All parts and materials, including packaging and packing, shall be obtained from the same source of supply as will be used during regular production. All components, subassemblies, and assemblies in the first article sample shall have been produced by the Contractor (including subcontractors) using the technical data package applicable to this procurement.

c. The first article shall be inspected and tested by the contractor for all requirements of the drawing(s), the QAPs, and specification(s) referenced thereon, except for:

(1) Inspections and tests contained in material specifications provided that the required inspection and tests have been performed previously and certificates of conformance are submitted with the First Article Test Report.

(2) Inspections and tests for Military Standard (MS) components and parts provided that inspection and tests have been performed previously and certifications for the components and parts are submitted with the First Article Test Report.

(3) Corrosion resistance tests over 10 days in length provided that a test specimen or sample representing the same process has successfully passed the same test within 30 days prior to processing the first article, and results of the tests are submitted with the First Article Test Report.

(4) Life cycle tests over 10 days in length provided that the same or similar items manufactured using the same processes have successfully passed the same test within 1 year prior to processing the first article and results of the tests are submitted with the First Article Test Report.

(5) Onetime qualification tests, which are defined as a one-time on the drawing(s), provided that the same or similar item manufactured using the same processes has successfully passed the tests, and results of the test are on file at the contractor's facility and certifications are submitted with the First Article Test Report.

d. Those inspections which are of a destructive nature shall be performed upon additional sample parts selected from the same lot(s) or batch(es) from which the first article was selected.

e. A First Article Test Report shall be compiled by the contractor documenting the results of all inspections and tests (including supplier's and vendor's inspection records and certifications, when applicable). The First Article Test Report shall include actual inspection and test results to include all measurements, recorded test data, and certifications (if applicable) keyed to each drawing, specification and QAP requirement and identified by each individual QAP characteristic, drawing/specification characteristic and unlisted characteristic. Evidence of the QAR's verification will be provided. One copy of the First Article Test Report will be copy furnished to AMSRD-AAR-QEP-A, and to the Administrative Contracting Officer.

f. Notwithstanding the provisions for waiver of first article, an additional first article sample or portion thereof, may be ordered b the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of 90 days, or (iii) whenever a change occurs in place of performance, manufacturing process, material used, drawing, specification or source of supply. When conditions (i), (ii), or (iii) above occurs, the Contractor shall notify the Contracting Officer so that a determination can be made concerning the need for the additional first article sample or portion thereof and instructions provided concerning the submission, inspection, and notification of results. Costs of the additional first article testing resulting from any of the causes listed herein that were instituted by the contractor and not due to changes directed by the Government shall be borne by the Contractor.

(ES6016) (End of Clause)

E-5 52.246-4533 TACOM LCMC (RI) SURFACE QUALITY STANDARDS MAR/2001

a. Surface quality standards for optical elements (Scratch and Dig) per MIL-PRF-13830B, are required to perform acceptance inspection under this contract and are available as listed in appendix 1 of this contract. The standards will be furnished to the Contractor on a loan basis for use on this contract. The standards shall not be used on other contracts unless written authorization is received from the Contracting Officer. The Administering Contracting Officer (ACO) designated by the agency administering the contract, or the Contracting Officer (CO) if an ACO was not assigned shall submit the Contractor's request for equipment to Commander, ARDEC, ATTN: AMS AAR-QEW, Picatinny Arsenal, NJ 07806-5000. Shipping costs shall be borne by the shipper.

b. The contractor shall hereby indicate the facility to which this Government Furnished Property should be shipped:

____

____

____

____

c. Upon receipt, the Contractor should retain shipping containers for return of the standards. All costs of packing, packaging, shipping, and insurance shall be borne by the Contractor.

d. The Contractor shall be responsible for shipping the surface quality standards to the Government for certification at 12 month intervals. Notification and shipping instructions shall be provided to the Contractor by Same as above. The notification shall include the standard's serial number and will be sent 30 days prior to the actual due date for certification.

e. Within 30 calendar days after completion of delivery of all items on this contract requiring scratch and digs, the Contractor shall assure that the Government owned standards referenced in paragraph a above are in the same condition as when received. Upon verification by a Government representative that the standards are undamaged. the Contractor shall prepare the standards for delivery : accordance with best commercial practices. The Contractor shall ship the standards with a DD Form 1149 to Same as above.

(ES6018) (End of Clause)

E-6 52.246-4532 TACOM LCMC RI DESTRUCTIVE TESTING MAY/1994

a. All costs for destructive testing by the Contractor and items destroyed by the Government are considered as being included in the contract unit price.

b. Where destructive testing of items or components thereof is required by contract or specification, the number of items or components required to be destructively tested, whether destructively tested or not, shall be in addition to the quantity to be delivered to the

Government as set forth in the Contract Schedule.

c. All pieces of the complete First Article shall be considered as destructively tested items unless specifically exempted by other provisions of this contract.

d. The Contractor shall not reuse any components from items used in a destructive test during First Article, lot acceptance or inproces testing, unless specifically authorized by the Contracting Officer.

e. The Government reserves the right to take title to all or any items or components described above. The Government may take title to all or any items or components upon notice to the Contractor. The items or components of items to which the Government takes title shal be shipped in accordance with the Contracting Officer's instructions. Those items and components to which the Government does not obtai title shall be rendered inoperable and disposed of as scrap by the Contractor.

(ES7011) (End of Clause)

SECTION F - DELIVERIES OR PERFORMANCE

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically a these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Regulatory Cite	Title	Date
F-1	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-2	52.247-34	F.O.B. DESTINATION	NOV/1991
F-3	52.247-35	F.O.B. DESTINATION, WITHIN CONSIGNEES' PREMISES	APR/1984
F-4	52.247-38	F.O.B. INLAND CARRIER, POINT OF EXPORTATION	FEB/2006
F-5	52.247-4531 TACOM LCMC (RI)	COGNIZANT TRANSPORTATION OFFICER	MAY/1993

(a) The Contract Administration Office designated at the time of contract award, or the office servicing the point of shipment if subsequently designated by the original office, will be the contact point to which the contractor will:

(1) Submit, as necessary, DD Form 1659, Application for U.S. Government Bill(s) of Lading/Export Traffic Release, in triplicate at least ten days prior to date supplies will be available for shipment;

(2) Obtain shipping instructions as necessary for F.O.B. Destination delivery; and

(3) Furnish necessary information for MILSTRIP/MILSTAMP or other shipment documentation and movement control, including air and water terminal clearances.

(4) For FMS, at least 10 days in advance of actual shipping date, the contractor should request verification of "Ship to" and "Notification" address from the appropriate DCMA.

(b) The Contract Administration Office will provide to the contractor data necessary for shipment marking and freight routing.

(c) The contractor shall not ship directly to a Military air or waterport terminal without authorization by the designated point of contact.

(FS7240) (End of Clause)

SECTION H - SPECIAL CONTRACT REQUIREMENTS

	Regulatory Cite	Title	Date
H-1	52.247-4545 TACOM LCMC (RI)	PLACE OF CONTRACT SHIPPING POINT, RAIL INFORMATION	MAY/1993

The bidder/offeror is to fill in the 'Shipped From' address, if different from 'Place of Performance' indicated elsewhere in this section.

Shipped From:

____

____

____

For contracts involving F.O.B. Origin shipments furnish the following rail information:

Does Shipping Point have a private railroad siding? _____ YES _____ NO

If YES, give name of rail carrier serving it: ____________________

If NO, give name and address of nearest rail freight station and carrier serving it:

Rail Freight Station Name and Address: ____________________

____

Serving Carrier: _________________________

(HS7600) (End of Clause)

1517

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION I - CONTRACT CLAUSES

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically a these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Regulatory Cite	Title	Date
I-1	52.202-1	DEFINITIONS	JUL/2004
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-4	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP/2006
I-5	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-6	52.203-8	CANCELLATION, RECISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-7	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-8	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	SEP/2007
I-9	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-10	52.204-7	CENTRAL CONTRACTOR REGISTRATION	APR/2008
I-11	52.209-6	PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	SEP/2006
I-12	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
I-13	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	APR/2008
I-14	52.215-2	AUDIT AND RECORDS--NEGOTIATIONS	JUN/1999
I-15	52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT/1997
I-16	52.215-14	INTEGRITY OF UNIT PRICES	OCT/1997
I-17	52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT/2004
I-18	52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS	JUL/2005
I-19	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	MAY/2004
I-20	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN (DEVIATION 2008-O0004)	APR/2008
I-21	52.219-16	LIQUIDATED DAMAGES--SUBCONTRACTING PLAN	JAN/1999
I-22	52.219-25	SMALL DISADVANTAGED BUSINESS PARTICIPATION PROGRAM--DISADVANTAGED STATUS AND REPORTING	APR/2008
I-23	52.222-19	CHILD LABOR--COOPERATION WITH AUTHORITIES AND REMEDIES	FEB/2008
I-24	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	DEC/1996
I-25	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB/1999
I-26	52.222-26	EQUAL OPPORTUNITY	MAR/2007
I-27	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	SEP/2006
I-28	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUN/1998
I-29	52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	SEP/2006
I-30	52.222-50	COMBATING TRAFFICKING IN PERSONS	AUG/2007
I-31	52.223-6	DRUG-FREE WORKPLACE	MAY/2001
I-32	52.223-14	TOXIC CHEMICAL RELEASE REPORTING	AUG/2003
I-33	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	JUN/2008
I-34	52.227-1	AUTHORIZATION AND CONSENT	DEC/2007
I-35	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	DEC/2007
I-36	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
I-37	52.230-2	COST ACCOUNTING STANDARDS	OCT/2008
I-38	52.230-3	DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES	OCT/2008
I-39	52.230-6	ADMINISTRATION OF COST ACCOUNTING STANDARDS	MAR/2008
I-40	52.232-1	PAYMENTS	APR/1984
I-41	52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-42	52.232-11	EXTRAS	APR/1984
I-43	52.232-17	INTEREST	OCT/2008
I-44	52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986) -- ALTERNATE I (APR 1984)	APR/1984
I-45	52.232-25	PROMPT PAYMENT	OCT/2008
I-46	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR REGISTRATION	OCT/2003

B 20

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

	Regulatory Cite	Title	Date
I-47	52.233-1	DISPUTES	JUL/2002
I-48	52.233-3	PROTEST AFTER AWARD	AUG/1996
I-49	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004
I-50	52.242-13	BANKRUPTCY	JUL/1995
I-51	52.243-1	CHANGES--FIXED PRICE	AUG/1987
I-52	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	MAR/2007
I-53	52.246-23	LIMITATION OF LIABILITY	FEB/1997
I-54	52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS	JUN/2003
I-55	52.248-1	VALUE ENGINEERING	FEB/2000
I-56	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	MAY/2004
I-57	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)	APR/1984
I-58	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-59	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-RELATED FELONIES	DEC/2004
I-60	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
I-61	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I-62	252.204-7004	ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION (52.204-7)	SEP/2007
I-63	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
I-64	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY	DEC/2006
I-65	252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS	DEC/2006
I-66	252.219-7003	SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)	APR/2007
I-67	252.225-7004	REPORT OF INTENDED PERFORMANCE OUTSIDE THE UNITED STATES AND CANADA--SUBMISSION AFTER AWARD	MAY/2007
I-68	252.225-7006	QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES	MAY/2007
I-69	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	MAR/2008
I-70	252.225-7013	DUTY-FREE ENTRY	OCT/2006
I-71	252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS	MAR/2006
I-72	252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS	SEP/2004
I-73	252.227-7013	RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS	NOV/1995
I-74	252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION	JUN/1995
I-75	252.227-7015	TECHNICAL DATA--COMMERCIAL ITEMS	NOV/1995
I-76	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION	JUN/1995
I-77	252.227-7019	VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE	JUN/1995
I-78	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS	JUN/1995
I-79	252.227-7027	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE	APR/1988
I-80	252.227-7030	TECHNICAL DATA--WITHHOLDING OF PAYMENT	MAR/2000
I-81	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	SEP/1999
I-82	252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991
I-83	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS	MAR/2008
I-84	252.232-7010	LEVIES ON CONTRACT PAYMENTS	DEC/2006
I-85	252.243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC/1991
I-86	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	MAR/1998
I-87	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2008
I-88	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA	MAY/2002

I-89 52.209-3 FIRST ARTICLE APPROVAL -- CONTRACTOR TESTING - ALTERNATES I AND II JAN/1997

(a) The Contractor shall test 6 each unit(s) of Lot/Item as shown in schedule B as specified in this contract. At least 15 calendar day before the beginning of first article tests, the Contractor shall notify the Contracting Officer, in writing, of the time and location of the testing so that the Government may witness the tests.

(b) The Contractor shall submit the first article test report within (see schedule B) calendar days from the date of this contract to - marked First Article Test Report: Contract No. __________________, Lot/Item No. ______. Within 30 calendar days after the Government receives the test report, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall stat any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

(c) If the first article is disapproved, the Contractor, upon Government request, shall repeat any or all first article tests. After each request for additional tests, the Contractor shall make any necessary changes, modifications, or repairs to the first article or select another first article for testing. All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests following a disapproval. The Contractor shall then conduct the tests and deliver another report to the Government under the terms and conditions and within the time specified by the Government. The Government shall take action on this report within the time specified in paragraph (b) above. The Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule, or for any additional costs to the Government related to these tests.

(d) If the Contractor fails to deliver any first article report on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract.

(e) Unless otherwise provided in the contract, and if the approved first article is not consumed or destroyed in testing, the Contracto may deliver the approved first article as part of the contract quantity if it meets all contract requirements for acceptance.

(f) If the Government does not act within the time specified in paragraph (b) or (c) above, the Contracting Officer shall, upon timely written request from the Contractor, equitably adjust under the changes clause of this contract the delivery or performance dates and/c the contract price, and any other contractual term affected by the delay.

(g) Before first article approval, the Contracting Officer may, by written authorization, authorize the Contractor to acquire specific materials or components or to commence production to the extent essential to meet the delivery schedules. Until first article approval is granted, only costs for the first article and costs incurred under this authorization are allocable to this contract for

(1) progress payments, or

(2) termination settlements if the contract is terminated for the convenience of the Government. If first article tests reveal deviations from contract requirements, the Contractor shall, at the location designated by the Government, make the required changes or replace all items produced under this contract at no change in the contract price.

(h) The Government may waive the requirement for first article approval test where supplies identical or similar to those called for in the schedule have been previously furnished by the offeror/contractor and have been accepted by the Government. The offeror/contractor may request a waiver.

(i) The Contractor shall produce both the first article and the production quantity at the same facility.

(End of Clause)

I-90 52.232-16 PROGRESS PAYMENTS APR/2003

The Government will make progress payments to the Contractor when requested as work progresses, but not more frequently than monthly in amounts of $2,500 or more approved by the Contracting Officer, under the following conditions:

(a) Computation of amounts.

(1) Unless the Contractor requests a smaller amount, the Government will compute each progress payment as 80 percent of the Contractors total costs incurred under this contract whether or not actually paid, plus financing payments to subcontractors (see paragraph (j) of this clause), less the sum of all previous progress payments made by the Government under this contract. The Contracting Officer will consider cost of money that would be allowable under FAR 31.205-10 as an incurred cost for progress payment purposes.

(2) The amount of financing and other payments for supplies and services purchased directly for the contract are limited to the amounts that have been paid by cash, check, or other forms of payment, or that are determined due will be paid to subcontractors--

(i) In accordance with the terms and conditions of a subcontract of invoice; and

(ii) Ordinarily within 30 days of the submission of the Contractors payment request to the Government.

(3) The Government will exclude accrued costs of Contractor contributions under employee pension plans until actually paid unless--

(i) The Contractors practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractors total costs for progress payments until paid).

B22

(4) The Contractor shall not include the following in total costs for progress payment purposes in paragraph (a)(1) of this clause:

(i) Costs that are not reasonable, allocable to this contract, and consistent with sound and generally accepted accounting principles and practices.

(ii) Costs incurred by subcontractors or suppliers.

(iii) Costs ordinarily capitalized and subject to depreciation or amortization except for the properly depreciated or amortized portion of such costs.

(iv) Payments made or amounts payable to the subcontractors or suppliers, except for--

(A) completed work, including partial deliveries, to which the Contractor has acquired title; and

(B) Work under cost-reimbursement or time-and-material subcontracts to which the Contractor has acquired title.

(5) The amount of unliquidated progress payments may exceed neither (i) the progress payments made against incomplete work (includin allowable unliquidated progress payments to subcontractors) nor (ii) the value, for progress payment purposes, of the incomplete work. Incomplete work shall be considered to be the supplies and services required by this contract, for which delivery and invoicing by the Contractor and acceptance by the Government are incomplete.

(6) The total amount of progress payments shall not exceed 80 percent of the total contract price.

(7) If a progress payment or the unliquidated progress payments exceed the amounts permitted by subparagraphs (a)(4) or (a)(5) above the Contractor shall repay the amount of such excess to the Government on demand.

(8) Notwithstanding any other terms of the contract, the Contractor agrees not to request progress payments in dollar amounts of les than $2,500. The Contracting Officer may make exceptions.

(b) Liquidation. Except as provided in the Termination for Convenience of the Government clause, all progress payments shall be liquidated by deducting from any payment under this contract, other than advance or progress payments, the unliquidated progress payments, or 80 percent of the amount invoiced, whichever is less. The Contractor shall repay to the Government any amounts required b a retroactive price reduction, after computing liquidations and payments on past invoices at the reduced prices and adjusting the unliquidated progress payments accordingly. The Government reserves the right to unilaterally change from the ordinary liquidation rat to an alternate rate when deemed appropriate for proper contract financing.

(c) Reduction or suspension. The Contracting Officer may reduce or suspend progress payments, increase the rate of liquidation, or tak a combination of these actions, after finding on substantial evidence any of the following conditions:

(1) The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (f) and (g) below).

(2) Performance of this contract is endangered by the Contractors --

(i) Failure to make progress; or
(ii) Unsatisfactory financial condition.

(3) Inventory allocated to this contract substantially exceeds reasonable requirements.

(4) The Contractor is delinquent in payment of the costs of performing this contract in the ordinary course of business.

(5) The unliquidated progress payments exceed the fair value of the work accomplished on the undelivered portion of this contract.

(6) The Contractor is realizing less profit than that reflected in the establishment of any alternate liquidation rate in paragraph (b) above, and that rate is less than the progress payment rate stated in subparagraph (a)(1) above.

(d) Title.

(1) Title to the property described in this paragraph (d) shall vest in the Government. Vestiture shall be immediately upon the dat of this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract.

(2) Property, as used in this clause, includes all of the below-described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices.

(i) Parts, materials, inventories, and work in process;

(ii) Special tooling and special test equipment to which the Government is to acquire title under any other clause of this contract

(iii) Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment, and other similar manufacturing aids, title to which would not be obtained as special tooling under subparagraph (ii) above; and

(iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.

(3) Although title to property is in the Government under this clause, other applicable clauses of this contract; e.g., the termination or special tooling clauses, shall determine the handling and disposition of the property.

(4) The Contractor may sell any scrap resulting from production under this contract without requesting the Contracting Officers approval, but the proceeds shall be credited against the costs of performance.

(5) To acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor must obtain the Contracting Officers advance approval of the action and the terms. The Contractor shall

(i) exclude the allocable costs of the property from the costs of contract performance, and

(ii) repay to the Government any amount of unliquidated progress payments allocable to the property. Repayment may be by cash or credit memorandum.

(6) When the Contractor completes all of the obligations under this contract, including liquidation of all progress payments, title shall vest in the Contractor for all property (or the proceeds thereof) not --

(i) Delivered to, and accepted by, the Government under this contract; or

(ii) Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the Government under this clause.

(7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause.

(e) Risk of loss. Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. The Contractor shall repay the Government an amount equal to the unliquidated progress payments that are based on costs allocable to property that is damaged, lost, stolen, or destroyed.

(f) Control of costs and property. The Contractor shall maintain an accounting system and controls adequate for the proper administration of this clause.

(g) Reports and access to records. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information reasonably requested by the Contracting Officer for the administration of this clause. Also, the Contractor shall give the Government reasonable opportunity to examine and verify the Contractors books, records, and accounts.

(h) Special terms regarding default. If this contract is terminated under the Default clause,

(i) the Contractor shall, on demand, repay to the Government the amount of unliquidated progress payments and

(ii) title shall vest in the Contractor, on full liquidation of progress payments, for all property for which the Government elects not to require delivery under the Default clause. The Government shall be liable for no payment except as provided by the Default clause.

(i) Reservations of rights.

(1) No payment or vesting of title under this clause shall --

(i) Excuse the Contractor from performance of obligations under this contract; or

(ii) Constitute a waiver of any of the rights or remedies of the parties under the contract.

(2) The Governments rights and remedies under this clause --

(i) Shall not be exclusive but rather shall be in addition to any other rights and remedies provided by law or this contract; and

(ii) Shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, o privilege of the Government.

(j) Financing payments to subcontractors. The financing payments to subcontractors mentioned in paragraphs (a)(1) and (a)(2) of this clause shall be all financing payments to subcontractors or divisions, if the following conditions are met:

(1) The amounts included are limited to --

(i) The unliquidated remainder of financing payments made; plus

(ii) Any unpaid subcontractor requests for financing payments.

(2) The subcontract or interdivisional order is expected to involve a minimum of approximately 6 months between the beginning of wor and the first delivery, or, if the subcontractor is a small business concern, 4 months.

(3) If the financing payments are in the form or progress payments, the terms of the subcontract or interdivisional order concerning progress payments --

(i) Are substantially similar to the terms of the clause for any subcontractor that is a large business concern, or that clause wi its Alternate I for any subcontractor that is a small business concern;

(ii) Are at least as favorable to the Government as the terms of this clause;

(iii) Are not more favorable to the subcontractor or division than the terms of this clause are to the Contractor;

(iv) Are in conformance with the requirements of FAR 32.504(e); and

(v) Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the Governments right to require delivery of the property to the Government if --

(A) The Contractor defaults; or
(B) The subcontractor becomes bankrupt or insolvent.

(4) If the financing payments are in the form of performance-based payments, the terms of the subcontract or interdivisional order concerning payments--

(i) Are substantially similar to the Performance-Based Payments clause at FAR 52.232-32 and meet the criteria for, and definition of, performance-based payments in FAR Part 32;

(ii) Are in conformance with the requirements of FAR 32.504(f); and

(iii) Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the Governments right to require delivery of the property to the Government if--

(A) The Contractor defaults; or

(B) The subcontractor becomes bankrupt or insolvent.

(5) If the financing payments are in the form of commercial item financing payments, the terms of the subcontract or interdivisional order concerning payments

(i) Are constructed in accordance with FAR 32.206(c) and included in a subcontract for a commercial item purchase that meets the definition and standards for acquisition of commercial items in FAR Part 2 and 12;

(ii) Are in conformance with the requirements of FAR 32.504(g); and

(iii) Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the Governments right to require delivery of the property to the Government if--

(A) The Contractor defaults; or

(B) The subcontractor becomes bankrupt or insolvent.

(6) If financing is in the form of progress payments, the progress payment rate in the subcontract is the customary rate used by the contracting agency, depending on whether the subcontractor is or is not a small business concern.

(7) Concerning any proceeds received by the Government for property to which title has vested in the Government under the subcontract terms, the parties agree that the proceeds shall be applied to reducing any unliquidated financing payments by the Government to the Contractor under this contract.

(8) If no unliquidated financing payments to the Contractor remain, but there are unliquidated financing payments that the Contractor has made to any subcontractor, the Contractor shall be subrogated to all the rights the Government obtained through the terms required by this clause to be in any subcontract, as if all such rights had been assigned and transferred to the Contractor.

(9) To facilitate small business participation in subcontracting under this contract, the Contractor shall provide financing payments to small business concerns, in conformity with the standards for customary contract financing payments stated in Subpart 32.113. The Contractor shall not consider the need for such financing payments as a handicap or adverse factor in the award of subcontracts.

(k) Limitations on undefinitized contract actions. Notwithstanding any other progress payment provisions in this contract, progress payments may not exceed 80 percent of costs incurred on work accomplished under undefinitized contract actions. A contract action is ar action resulting in a contract, as defined in Subpart 2.1, including contract modifications for additional supplies or services, but nc including contract modifications that are within the scope and under the terms of the contract, such as contract modifications issued pursuant to the Changes clause, or funding and other administrative changes. This limitation shall apply to the costs incurred, as computed in accordance with paragraph (a) of this clause, and shall remain in effect until the contract action is definitized. Costs incurred which are subject to this limitation shall be segregated on Contractor progress payment requests and invoices from those costs eligible for higher progress payment rates. For purposes of progress payment liquidation, as described in paragraph (b) of this clause, progress payments for undefinitized contract actions shall be liquidated at 80 percent of the amount invoiced for work performed under the undefinitized contract action as long as the contract action remains undefinitized. The amount of unliquidated progress payments fc undefinitized contract actions shall not exceed 80 percent of the maximum liability of the Government under the undefinitized contract action or such lower limit specified elsewhere in the contract. Separate limits may be specified for separate actions.

(l) Due date. The designated payment office will make progress payments on the -1- day after the designated billing office receives a proper progress payment request. In the event that the Government requires an audit or other review of a specific progress payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make a payment by the specified due date. Progress payments are considered contract financing and are not subject to the interest penalty provisions of the Prompt Payment Act.

(m) Progress payments under indefinitedelivery contracts. The Contractor shall account for and submit progress payment requests under individual orders as if the order constituted a separate contract, unless otherwise specified in this contract.

(End of Clause)

I-91 52.215-19 NOTIFICATION OF OWNERSHIP CHANGES OCT/1997

(a) The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracti Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b) The Contractor shall --

(1) Maintain current, accurate, and complete inventory records of assets and their costs;

(2) Provide the ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractors ownership changes; and

(4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

(End of Clause)

I-92 52.219-28 POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION JUN/2007

(a) Definitions. As used in this clause--

"Long-term contract" means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

"Small business concern" means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rereprese its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contra to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract. (3) For long-term contracts

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the exercise date specified in the contract for any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentati that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/ .

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of th clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure they reflect current status. The Contractor shall notify the contracting office by e-mail, or otherwise in writing, that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAIC code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracti office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it [ ] is, [ ] is not a small business concern under NAICS Code ______________ assigned to contract number ______________________. [Contractor to sign and date and insert authorized signer's name and title].

(End of clause)

I-93 52.222-39 NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES DEC/2004

(a) Definition. As used in this clause--

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice sha include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board
Division of Information
1099 14th Street, N.W.
Washington, DC 20570
1-866-667-6572
1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB's website at http://www.nlrb.gov

(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulation at 29 CFR Part 470, and orders of the Secretary of Labor.

(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B--Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR Part 47 which implements Executive Order 13201, or as are otherwise provided by law.

(e) The requirement to post the employee notice in paragraph (b) does not apply to--

(1) Contractors and subcontractors that employ fewer than 15 persons;

(2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified the exclusive bargaining representative of the Contractor's employees;

(3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor's facilities if the Deputy Assistan Secretary finds that the Contractor has demonstrated that--

(i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall--

(1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department's Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3) Reproduce and use exact duplicate copies of the Department of Labor's official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c) For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR Part 470, Subpart B--Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract c purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

(End of Clause)

I-94 52.252-2 CLAUSES INCORPORATED BY REFERENCE FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address:

http://www.arnet.gov/far/ or http://www.acq.osd.mil/dpap/dars/index.htm or https://webportal.saalt.army.mil/saal-zp/procurement/afars.doc

(End of Clause)

I-95 52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES APR/1984

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

(b) The use in this solicitation or contract of any DoD FAR SUPPLEMENT (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

(End of Clause)

I-96 252.211-7005 SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS NOV/2005

(a) Definition. SPI process, as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

(b) Offerors are encouraged to propose SPI processes in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI processes accepted at specific facilities is available via the Internet at http://guidebook.dcma.mil/20/guidebook_process.htm (paragraph 4.2).

(c) An offeror proposing to use an SPI process in lieu of military or Federal specifications or standards cited in the solicitation shall

(1) Identify the specific military or Federal specification or standard for which the SPI process has been accepted;

(2) Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;

(3) Identify the contract line items, subline items, components, or elements affected by the SPI process; and

(4) If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.

(d) Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI processes in lieu of military or Federal specifications or standards:

(Offeror insert information for each SPI process)

SPI Process: ______________________________

Facility: ______________________________

Military or Federal Specification or Standard: ______________________________

Affected Contract Line Item Number, Subline Item Number, Component, or Element: ______________________________

(e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror

(1) May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but

(2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.

(End of clause)

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128 MOD/AMD	Page 30 of 30

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	CDRL	03-JAN-2008	003	DATA
Attachment 002	PRICE EVALUATION SHEET		001	DATA
Attachment 0001	DOCUMENT SUMMARY LIST		002	DATA

The following documents are hereby attached by reference and may form a part of this acquisition. These documents, available in electronic format on the internet at https://aais.ria.army.mil/aais/SOLINFO/index.htm are Standard Solicitation Attachments. Vendors should ensure that they have the correct attachments in their possession prior to submitting a bid/proposal/quote.

Title	Date	Number of Pages
Address Code Distribution	2006	1 Pg
Address List	2006	1 Pg
AMCCOM Form 71-R	01 OCT 88	2 Pgs
Data Delivery Description Engineering Change Proposal	JUL 2001	9 Pgs
Data Delivery Description Notice of Revision	JUL 2001	2 Pgs
Data Delivery Description Request for Deviation	JUL 2001	4 Pgs
Disclosure of Lobbying Activities (SF-LLL)	JUL 1997	3 Pgs
Guidance on Documentation of Contract Data Requirements List (CDRL)		2 Pgs
Instructions for Completing DD Form 1423	JUN 1990	1 Pg
IOC Form 715-3	FEB 1996	2 Pgs
Offeror Representations and CertificationsCommercial Items	SEP 2004	8 Pgs
Statement and Acknowledgement	MAY 2003	1 Pg
Wage Rate Notification	MAY 2003	2 Pgs

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO. W52H09-09-D-0128

2. DELIVERY ORDER/CALL NO. 0001

3. DATE OF ORDER/CALL (YYYYMMMDD) 2009MAR24

4. REQUISITION/PURCH REQUEST NO. SEE SCHEDULE

5. PRIORITY DOAS

6. ISSUED BY CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-GLK-A
KEVIN GILMORE (309)782-3558
ROCK ISLAND IL 61299-7630

WEAPON SYSTEM: IFV XM2 /CFV XM3
EMAIL: KEVIN.GILMORE@US.ARMY.MIL

7. ADMINISTERED BY (If other than 6) CODE S4402A
DCMA, TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD: B PAS: NONE ADP PT: HQ0339

8. DELIVERY FOB
[X] DESTINATION
[ ] OTHER (See Schedule if other)

9. CONTRACTOR CODE 0BK64 FACILITY

NAME AND ADDRESS
OPTEX SYSTEMS INC.
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2439

TYPE BUSINESS: Other Small Business Performing in U.S.

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD) SEE SCHEDULE

11. X IF BUSINESS IS
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK See Block 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS-COLUMBUS CENTER
DFAS CO-WEST ENTITLEMENT OPERATIONS
P.O. BOX 182381
COLUMBUS, OH 43218-2381
PHONE: 1-800-756-4571

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

16. TYPE OF ORDER

DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.

PURCHASE: Reference your [ ] Oral [ ] Written Quotation ______, Dated ______ furnish the following on terms specified herein.
Payment will be made by Electronic Funds Transfer

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

SEE SCHEDULE

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE CONTRACT TYPE: Firm-Fixed-Price KIND OF CONTRACT: Supply Contracts and Priced Orders				

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
BRIAN W. SCHMIDT /SIGNED/ 2009MAR24
BRIAN.W.SCHMIDT@US.ARMY.MIL (309)782-0988
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL $118,250.00

26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

c. DATE (YYYYMMMDD)

d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE

28. SHIP. NO.

29. D.O. VOUCHER NO.

30. INITIALS

[ ] PARTIAL
[ ] FINAL

32. PAID BY

33. AMOUNT VERIFIED CORRECT FOR

f. TELEPHONE NUMBER

g. E-MAIL ADDRESS

31. PAYMENT
[ ] COMPLETE
[ ] PARTIAL
[ ] FINAL

34. CHECK NUMBER

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.

a. DATE (YYYYMMMDD)

b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

35. BILL OF LADING NO.

37. RECEIVED AT	38. RECEIVED BY (Print)	39. DATE RECEIVED (YYYYMMMDD)	40. TOTAL CON-TAINERS	41. S/R ACCOUNT NUMBER	42. S/R VOUCHER NO.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SUPPLEMENTAL INFORMATION

1. THIS DELIVERY ORDER IS ISSUED TO OPTEX SYSTEM INC THIS WILL SATISFY THE MINIMUM GUARANTEED QUANTITY UNDER CONTRACT W52H09-09-D-0128 FOR THE FOLLOWING BELOW ITEM:

CLIN	NOUN	NSN	P/N	QYT
0002AA	PERICSOPE, ARMORED	1240-01-319-8995	12357792	*

2. DELIVERY IS FOB DESTINATION. DELIVERY SCHEDULE IS SET FORTH IN SECTION B. EARLY DELIVERIES ARE AUTHORIZED AT NO ADDITIONAL COST TO THE GOVERNMENT.

3. THERE IS NO FIRST ARTICLE TEST REQUIREMENT FOR THIS AWARD.

4. THE UNIT PRICE IS *

5. TOTAL AMOUNT FOR THIS AWARD IS $118,250.00

*** END OF NARRATIVE A0001 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD	Page 3 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPLIES OR SERVICES AND PRICES/COSTS				
0002	NSN: 1240-01-319-8995 FSCM: 19200 PART NR: 12357792 SECURITY CLASS: Unclassified				
0002AA	PRODUCTION QUANTITY	*	EA	$ *	$ 118,250.00

NOUN: PERISCOPE,ARMORED V
PRON: M191A478M1 PRON AMD: 01 ACRN: AA
AMS CD: 070011MMTUR

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H099026H951	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	14-AUG-2009
002	*	14-SEP-2009

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 TO 134
NEW CUMBERLAND,PA,17070-5002

CONTRACT/DELIVERY ORDER NUMBER
W52H09-09-D-0128/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H099026H952	W62G2T	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	06-OCT-2009

FOB POINT: Destination

SHIP TO:
(W62G2T) XR W1BG DEF DIST DEPOT SAN JOAQUN
TRANSPORTATION OFFICER
PO BOX 960001
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER

*Confidential Treatment Requested

B34

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD	Page 4 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	W52H09-09-D-0128/0001				

B35

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION	JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT
0002AA	M191A478M1 070011MMTUR	AA	2	97 X4930AC6G 6D 26FB S11116		W52H09	$ *
						TOTAL	$ *

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	OBLIGATED AMOUNT
Army	AA	97 X4930AC6G 6D 26FB S11116	W52H09	$ *
			TOTAL	$ 118,250.00

ACRN	EDI ACCOUNTING CLASSIFICATION
AA	97 0X0X4930AC6G S11116 96D0000070011MMTUR26FB S11116

*Confidential Treatment Requested

B36

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Firm-Fixed-Price
Page	1 Of 3
2. Amendment/Modification No.	01
3. Effective Date	2009APR01
4. Requisition/Purchase Req No.	SEE SCHEDULE
5. Project No. (If applicable)	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GLK-A
KEVIN GILMORE (309)782-3558
ROCK ISLAND IL 61299-7630

WEAPON SYSTEM: IFV XM2 /CFV XM3
EMAIL: KEVIN.GILMORE@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA, TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD B PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC.
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2439

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-09-D-0128/0001

10B. Dated (See Item 13)
2009MAR24

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required) Payment will be made by Electronic Funds Transfer
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: G

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)	16A. Name And Title Of Contracting Officer (Type or print) BRIAN W. SCHMIDT BRIAN.W.SCHMIDT@US.ARMY.MIL (309)782-0988
15B. Contractor/Offeror ________ (Signature of person authorized to sign)	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)
15C. Date Signed	16C. Date Signed 2009APR01

B37

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD 01	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

1. ADMINISTRATIVE MODIFICATION, 01, IS TO CHANGE THE SHIPPING DATE AND QUANTITY FOR CLIN 0002AA. THE CORRECTION IS AS FOLLOWS AND IS FOUND IN SCHEDULE B:

SHIP TO ADDRESS	CURRENT DATE	CURRENT QUANTITY	CORRECT DATE	CORRECT QUANTITY
W25G1U	14-AUG-2009	*	21-AUG-2009	*
W62G2T	06-OCT-2009	*	21-SEP-2009	

TOTAL CONTRACT QUANTITY ON CLIN 0002AA OF * EACH REMAINS.

2. ALL OTHER TERMS AND CONDITIONS OF CONTRACT W52H09-09-D-0128 REMAIN THE SAME.

3. POC FOR THIS ACTION IS KEVIN GILMORE@US.ARMY.MIL

*** END OF NARRATIVE A0002 ***

*Confidential Treatment Requested

B38

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-09-D-0128/0001 MOD/AMD 01	Page 3 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0002	NSN: 1240-01-319-8995 FSCM: 19200 PART NR: 12357792 SECURITY CLASS: Unclassified				
0002AA	PRODUCTION QUANTITY	*	EA	$ *	$ 118,250.00
	NOUN: PERISCOPE,ARMORED V PRON: M191A478M1 PRON AMD: 01 ACRN: AA AMS CD: 070011MMTUR				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 W52H099026H951 W25G1U J 1 DEL REL CD / QUANTITY / DEL DATE 001 * 21-AUG-2009 002 DELETED				
	FOB POINT: Destination				
	SHIP TO: (W25G1U) SU TRANSPORTATION OFFICER DDSP NEW CUMBERLAND FACILITY 2001 NORMANDY DRIVE DOOR 113 134 NEW CUMBERLAND PA 17070-5002				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-09-D-0128/0001				
	DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 002 W52H099026H952 W62G2T J 1 DEL REL CD / QUANTITY / DEL DATE 001 * 21-SEP-2009				
	FOB POINT: Destination				
	SHIP TO: (W62G2T) XR W1BG DEF DIST DEPOT SAN JOAQUN 25600 S CHRISMAN ROAD REC WHSE 16B PH 209 839 4307 TRACY CA 95304-5000				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-09-D-0128/0001				

*Confidential Treatment Requested